ALLIANCE ALL-MARKET ADVANTAGE FUND

SEMI-ANNUAL REPORT
MARCH 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

May 27, 1998

Dear Shareholder:

We are pleased to provide the semi-annual report to shareholders for Alliance All-Market Advantage Fund, a closed-end fund which trades under the New York Stock Exchange symbol "AMO." Your Fund's investment objective is to seek long-term growth of capital through all market conditions. AMO invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
The following table shows how the Fund performed during the six and 12-month periods ended March 31, 1998. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged S&P 500 Stock Index and the Russell 1000 Growth Stock Index. As you can see, your Fund substantially outperformed both benchmarks, posting a 19.01% return at NAV for the six-month period, and a 71.06% return at NAV for the 12-month period ending March 31, 1998. AMO benefited from overweightings in technology, health care and financials, as well as good stock selections within those sectors.


INVESTMENT RESULTS*
Periods Ended March 31, 1998
                                              TOTAL RETURNS
                                         6 MONTHS      12 MONTHS
                                         --------      ---------
ALLIANCE ALL-MARKET ADVANTAGE FUND        19.01%         71.06%

S&P 500 STOCK INDEX                       17.21%         47.96%

RUSSELL 1000 GROWTH STOCK INDEX           16.90%         49.46%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD, AND ARE BASED ON THE NET ASSET VALUE AS OF MARCH 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.


During the six-month period ended March 31, 1998, AMO paid two distributions totaling $3.27 per share. The Fund's net asset value (NAV) ended the period at $36.21 per share, up from $33.72 per share on September 30, 1997, due to strong Fund performance.

THE SIX MONTHS IN REVIEW
The six months ending March 31, 1998 were a continuation of the strong performance of the last three years. During the market volatility of the December quarter, largely caused by the Asian economic and currency events, we added to our favorite technology stocks, namely Dell Computer Corp., Nokia Corp., and Ericsson Telephone Co., as well as financial stocks, including call positions in Chase Manhattan Corp. and Citicorp. We determined that the individual company fundamentals of these firms had not been measurably impacted, and their lower valuations provided a strong buying opportunity. This late 1997 portfolio activity is primarily responsible for the strong Fund performance during the first quarter of 1998.

During the March quarter, we reduced our technology exposure, mainly by reducing our Compaq Computer


1


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Corp. and Intel Corp. holdings, due to the inventory buildup that was occurring within the personal computer (PC) industry. We may again increase our technology exposure if the PC oversupply situation corrects itself, and if demand remains strong. Within the technology sector, we continue to have our largest holdings in the telecommunication sector, represented by stocks such as Cisco Systems, Inc., Nokia Corp., Ericsson Telephone Co. and Lucent Technologies, Inc. The telecommunication sector continues to benefit from the growth in wireless demand and the need for more capacity on the wireline.

In the health care sector, our performance was enhanced by large call positions in four pharmaceutical companies: Merck & Co., Inc., Pfizer, Inc., Schering-Plough Corp. and Bristol-Myers Squibb Co. These stocks benefited from strong earnings growth (over 15% annually), strong new pipelines of drugs and a flight to large capitalization, liquid names.

The financial sector continued to perform well, whether it was banks, brokerage companies or consumer finance companies. Our largest holding, MBNA Corp., benefited from taking market share in the fast growing credit card industry. Several of our holdings benefited from consolidation within the financial sectors, including Citicorp, Travelers Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter, Discover & Co. Consolidation in this sector is occurring in an effort to grow revenue through cross-selling more products (traditional banking, insurance and brokerage products) and eliminating duplicate expenses. We believe more mergers and acquisitions will occur in this sector as financial companies try to become "one stop shopping" conglomerates.

The short positions in the Fund constrained performance during the quarter. Specifically, our largest individual short position was up 40% for the quarter despite our view that its major competitor, Intel, with its large cost advantage, is now using price as a major competitive weapon in the sub-$1,000 PC category. In addition, performance was negatively impacted by our continued primary short strategy of writing at-the-money or in-the-money calls on the Indices. We continue to use instruments on the S&P 500 and NASDAQ indices for over 90% of our short positions, with a keen attention to preserving the Fund's capital in the event of sharp market decline.

MARKET ENVIRONMENT AND OUTLOOK
As we look forward, it is important to emphasize the tremendous strengths of the U.S. market, both in absolute and relative terms. In fact, during the March quarter, the announced macro-economic data, particularly with regard to inflation and the related productivity reports, reinforced our long-term bullishness for financial assets. Therefore, even though historic models comparing equity valuations to long-term bond yields calculate the market as 15% overvalued, we believe the key factor for equity valuations is expected inflation, not bond yields. Inflation, as measured by the Consumer Price Index,
(CPI), averaged less than 1% for the March quarter, and we are projecting a 1.5%-2.0% increase in the CPI for all of calendar year 1998. This strong combination of moderate growth, modest inflation, technological superiority, and centrist fiscal, monetary and political policies continues to provide the healthy fundamental backdrop to sustain and move this U.S. market higher. Add to this mix the powerful flow of money into equities, and we would conclude that the arguments are persuasive for staying the equity course.

However, it is important to recognize that there are potential fundamental negatives on the horizon which, in order of importance, are the still unstable Asian situation, the Year 2000 problem and the European currency conversion to eurodollars.

The Asian situation is actually a compilation of several independent, yet intertwined events. The Japanese growth engine needs a dramatic jump-start in the form of fiscal stimulus. Bogged down by ineffective leadership, banking and real estate problems, and cultural impediments, it will take time to get Japan back on its feet to spur regional growth. China's economy continues to work through its Communist past. However, a weak banking and industrial/transportation network will likely slow growth from the state-targeted 8% levels. This could secondarily delay other regional economic recoveries. South Korea's private and public sectors need to focus more on corporate profits rather than on market share and jobs. Malaysia and Indonesia probably face the greatest difficulties due to their long histories of bureau


2


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

cratic corruption. In aggregate, we believe that the Asian situation will serve as an economic drag of unknown magnitude, but probably does not represent a systematic disruption to the world's financial markets. It is worthwhile to remember that, with regard to the U.S., Asia is primarily a source of production, rather than a source of potential demand, for end products: only 8%-10% of U.S. corporate profits are derived from Asian sales.

As we approach the millennium, Year 2000 computer and 1999 Euro conversion issues could increase uncertainty regarding our computer readiness and security. This is particularly true for governments and the financial sector, with Europe and Asia a step behind the U.S. in terms of preparedness.

On the positive side of fundamentals, there is increased likelihood that, as the European Monetary Union comes together in Europe next year, there will be a convergence between U.S. real bond yields and those in Germany and France, which are 50 basis points lower. In addition, there is an ongoing positive reaction by U.S. individual investors to the more favorable 18-month 20% long-term capital gains tax rate, which should, at the very least, establish longer time horizons.

PORTFOLIO STRATEGY
Weighing both sides, we are still inclined to believe that equities, under the weight of money, will work higher, particularly on a medium term basis. We do not intend to deviate, however, from our current strategy of continuing to tone down portfolio aggressiveness into periods of market euphoria. We are keeping portfolios balanced between sectors and carrying a more diversified list of stocks than we have on many previous occasions. We have reduced our technology holdings and built up positions in domestic consumer and financial stocks. We have also taken down our net long exposure to the market. In short, we hope to continue participating fully in any further absolute equity rise, but we are prepared to sacrifice the possibility of some relative performance in a continued strong bull market because of these actions. It seems sensible to take out such "insurance."

QUARTERLY DISTRIBUTION
The Fund will distribute to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets will be distributed to shareholders. If the distribution exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Senior Vice President


3


TEN LARGEST HOLDINGS
MARCH 31, 1998 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________
                                                                 PERCENT OF
COMPANY                                   U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
MBNA Corp. (a)                            $  5,339,748               5.9%
Dell Computer Corp.                          4,715,400               5.2
Cisco Systems, Inc.                          4,697,362               5.2
Tyco International, Ltd. (a)                 4,236,375               4.7
Nokia Corp. ADR                              4,209,562               4.6
Microsoft Corp.                              3,186,200               3.5
Merrill Lynch & Co., Inc.                    3,071,000               3.4
Merck & Co., Inc. (a)                        2,898,031               3.2
Northwest Airlines, Inc. Cl. A               2,849,962               3.2
Compaq Computer Corp.                        2,846,250               3.1
                                          $ 38,049,890              42.0%


(a)  Adjusted for market value of call options purchased.


4


PORTFOLIO OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________
                                                 SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-67.4%
TECHNOLOGY-27.4%
COMMUNICATION EQUIPMENT-8.6%
Ericsson (L.M.) Telephone Co. ADR(a)             42,000     $  1,997,625
Lucent Technologies, Inc.                        12,300        1,572,862
Nokia Corp. ADR(b)                               39,000        4,209,562
                                                             ------------
                                                               7,780,049

COMPUTER HARDWARE-8.3%
Compaq Computer Corp.(c)                        110,000        2,846,250
Dell Computer Corp.(c)(d)                        69,600        4,715,400
                                                             ------------
                                                               7,561,650

COMPUTER SOFTWARE-3.5%
Microsoft Corp.(c)(d)                            35,600        3,186,200

NETWORKING SOFTWARE-5.2%
Cisco Systems, Inc.(c)                           68,700        4,697,362

SEMICONDUCTOR COMPONENTS-1.8%
Intel Corp.                                      20,500        1,600,281
                                                             ------------
                                                              24,825,542

FINANCE-18.3%
BANKING-REGIONAL-1.9%
Banc One Corp.                                   10,000          632,500
Norwest Corp.                                    27,000        1,122,188
                                                             ------------
                                                               1,754,688

BROKERAGE & MONEY MANAGEMENT-3.4%
Merrill Lynch & Co., Inc.                        37,000        3,071,000

INSURANCE-2.9%
Progressive Corp.                                11,000        1,481,563
Travelers Group, Inc.
  Warrants, expiring 7/31/98(c)                   8,000        1,132,000
                                                             ------------
                                                               2,613,563

MORTGAGE BANKING-3.3%
Fannie Mae Corp.                                 27,000        1,707,750
H. F. Ahmanson & Co.                             17,400        1,348,500
                                                             ------------
                                                               3,056,250

MISCELLANEOUS-6.8%
Associates First Capital Corp. Cl. A             12,000          948,000
Household International, Inc.                    11,200        1,542,800
MBNA Corp.(d)                                   102,150        3,658,247
                                                             ------------
                                                               6,149,047
                                                             ------------
                                                              16,644,548

CONSUMER SERVICES-11.7%
AIRLINES-6.0%
Northwest Airlines, Inc. Cl. A(c)                46,200        2,849,962
UAL Corp.(c)                                     28,300        2,630,131
                                                             ------------
                                                               5,480,093

BROADCASTING & CABLE-1.8%
AirTouch Communications, Inc.(c)                 20,000          978,750
Tele-Communications, Inc.-
Liberty Media Group Cl. A(c)                     19,500          670,313
                                                             ------------
                                                               1,649,063

ENTERTAINMENT & LEISURE-2.4%
Carnival Corp.                                    7,000          488,250
Premier Parks, Inc. (c)                          28,400        1,647,200
                                                             ------------
                                                               2,135,450


5


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________
                                              SHARES OR
                                              CONTRACTS            VALUE
-------------------------------------------------------------------------------
RETAIL-GENERAL MERCHANDISE-1.5%
Home Depot, Inc.                                  7,500     $    505,781
Kohl's Corp.(c)                                  10,200          833,850
                                                             ------------
                                                               1,339,631
                                                             ------------
                                                              10,604,237

MULTI-INDUSTRY-3.3%
CAPITAL GOODS-3.3%
Tyco International, Ltd.                         55,000        3,004,375

CONSUMER STAPLES-2.8%
BEVERAGES-1.1%
Coca-Cola Co.                                    12,500          967,969

HOUSEHOLD PRODUCTS-1.2%
Colgate-Palmolive Co.                            13,000        1,126,125

TOBACCO-0.5%
Philip Morris Cos., Inc.                         10,500          437,719
                                                             ------------
                                                               2,531,813

HEALTHCARE-2.3%
DRUGS-1.3%
Pfizer, Inc.                                     12,000        1,196,250

MEDICAL PRODUCTS-1.0%
Medtronic, Inc.                                  17,400          902,625
                                                             ------------
                                                               2,098,875

ENERGY-1.6%
OIL SERVICE-1.6%
Halliburton Co.                                  29,000        1,455,438

Total Common Stocks & Other Investments
  (cost $35,048,766)                                          61,164,828

CALL OPTIONS PURCHASED-36.3%(C)
AirTouch Communications, Inc.
  expiring Jan '99 @ $20                            550        1,646,562
  expiring Jan '00 @ $20                            150          464,063
Banc One Corp.
  expiring Jan '00 @ $45                             70          154,875
Bristol-Myers Squibb Co.
  expiring Jan '99 @ $60                            280        1,282,750
  expiring Jan '00 @ $60                            100          486,250
Cendant Corp.
  expiring Jan '00 @ $20                            250          546,875
Chase Manhattan Corp.
  expiring Jan '99 @ $60                            185        1,392,125
Citicorp
  expiring Jan '99 @ $60                             95          795,625
Coca-Cola Co.
  expiring Jan '99 @ $35                             50          220,000
Dayton Hudson Corp.
  expiring Jan '99 @ $45                            140          623,000
Ford Motor Co.
  expiring Jan '99 @ $30                            400        1,390,000
General Electric Co.
  expiring Jan '99 @ $30                            100          568,750
  expiring Jan '00 @ $50                            100          403,750
Gillette Co.
  expiring Jan '99 @ $55                            110          719,125
Home Depot, Inc.
  expiring Jan '99 @ $30                            290        1,680,187
Intel Corp.
  expiring Jan '99 @ $25                            106          572,400
MBNA Corp.
  expiring Jan '99 @ $15                            180          389,250
  expiring Jan '99 @ $16.625                        225          666,563
  expiring Jan '99 @ $20                            100          165,000
  expiring Jan '99 @ $25                            135          460,688
MCI Communications Corp.
  expiring Apr '98 @ $30                            850        1,652,187
Merck & Co., Inc.
  expiring Jan '99 @ $55                            250        1,859,375
  expiring Jan '99 @ $60                             90          626,625
  expiring Jan '00 @ $80                             75          412,031
Morgan Stanley, Dean Witter, Discover & Co.
  expiring Jan. '99 @ $30                           400        1,745,000
NationsBank Corp.
  expiring Jan '99 @ $35                            230          882,625


6


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________
                                              SHARES OR
                                              CONTRACTS            VALUE
-------------------------------------------------------------------------------
Pfizer, Inc.
  expiring Jan '99 @ $30                            150     $  1,057,500
  expiring Jan '99 @ $50                            100          516,250
Philip Morris Cos., Inc.
  expiring Jan '99 @ $23.375                        745        1,387,563
  expiring Jan '99 @ $30                            400          510,000
Schlumberger, Ltd.
  expiring Jan '00 @ $40                             30          117,750
Schering-Plough Corp.
  expiring Jan '99 @ $25                            460        2,610,500
Tyco International, Ltd.
  expiring Jan '00 @ $30                            440        1,232,000
United Healthcare Corp.
  expiring Jan '99 @ $25                            235          962,031
United Technologies Corp.
  expiring Jan '99 @ $50                            260        1,127,750
Walt Disney Co.
  expiring Jan '99 @ $50                            275        1,605,313

Total Call Options Purchased
  (cost $21,147,566)                                          32,932,338

TOTAL INVESTMENTS-103.7%
  (cost $56,196,332)                                          94,097,166

CALL OPTIONS WRITTEN-(0.8%)(C)
Chicago Board Options Exchange
  NASDAQ 100 Index
  expiring Apr '98 @ $1,180                          50         (281,250)
  expiring Apr '98 @ $1,220                          10          (26,750)
Standard & Poor's 500 Index
  expiring Apr '98 @ $1,070                          30         (149,250)
  expiring Apr '98 @ $1,080                          40         (132,000)
  expiring Apr '98 @ $1,090                          30          (82,500)
  expiring Apr '98 @ $1,095                          20          (47,000)
  expiring Apr '98 @ $1,100                          10          (21,000)
  expiring Apr '98 @ $1,110                          15          (22,875)

Total Call Options Written
  (premiums received $494,743)                                  (762,625)

SECURITIES SOLD SHORT-(1.1%)(C)
Advanced Micro Devices,Inc.                      29,000         (842,813)
Polaris Industries, Inc.                          5,000         (185,000)

Total Securities Sold Short
  (proceeds $866,668)                                         (1,027,813)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND SECURITIES
  SOLD SHORT - 101.8%
  (cost $54,834,921)                                          92,306,728
Other assets less liabilities-(1.8%)                          (1,609,761)

NET ASSETS-100%                                             $ 90,696,967


(a)  Country of origin-Sweden.

(b)  Country of origin-Finland.

(c)  Non-income producing.

(d) Security, or portion thereof, has been segregated to collateralize short sales and options. This collateral has a total market value of approximately $4,570,688.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $56,196,332)          $ 94,097,166
  Receivable for investment securities sold                          3,248,802
  Dividends receivable                                                 105,231
  Deferred organization expenses and other assets                       30,167
  Total assets                                                      97,481,366

LIABILITIES
  Due to custodian                                                     742,643
  Securities sold short, at value (proceeds $866,668)                1,027,813
  Outstanding call options written, at value
    (premiums received $494,743)                                       762,625
  Payable for investment securities purchased                        2,008,076
  Dividend payable                                                   1,903,800
  Advisory fee payable                                                 128,705
  Administration fee payable                                            18,735
  Accrued expenses and other liabilities                               192,002
  Total liabilities                                                  6,784,399

NET ASSETS                                                        $ 90,696,967

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     25,050
  Additional paid-in capital                                        49,343,315
  Accumulated net investment loss                                     (845,501)
  Accumulated net realized gain on investment transactions           4,702,296
  Net unrealized appreciation of investments, short sales
    and options written                                             37,471,807
                                                                  $ 90,696,967

NET ASSET VALUE PER SHARE (based on 2,505,000 shares outstanding)       $36.21


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $10,345)                           $    176,353
  Interest                                               42,962   $    219,315

EXPENSES
  Advisory fee                                          716,987
  Administrative                                        104,031
  Custodian                                              75,786
  Shareholder servicing                                  41,530
  Audit and legal                                        35,706
  Printing                                               18,519
  Directors' fees and expenses                           15,500
  Transfer agency                                         8,861
  Registration                                            6,908
  Dividends on securities sold short                      3,426
  Amortization of organization expenses                   2,000
  Miscellaneous                                           3,843
  Total expenses before interest                      1,033,097
  Interest expense on short sales                        31,719
  Total expenses                                                     1,064,816
  Net investment loss                                                 (845,501)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions                             9,801,241
  Net realized gain on short sale transactions                         114,851
  Net realized loss on written option
    transactions                                                    (1,099,256)
  Net change in unrealized appreciation of
    investments, short sales and options written                     6,439,529
  Net gain on investments                                           15,256,365

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 14,410,864


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                  MARCH 31, 1998  SEPTEMBER 30,
                                                    (UNAUDITED)        1997
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                              $   (845,501)  $ (1,439,672)
  Net realized gain on investment, short sale
    and written option transactions                   8,816,836     12,310,009
  Net change in unrealized appreciation of
    investments, short sales and options written      6,439,529     23,766,594
  Net increase in net assets from operations         14,410,864     34,636,931

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                   (8,191,351)    (5,741,965)
  Total increase                                      6,219,513     28,894,966

NET ASSETS
  Beginning of year                                  84,477,454     55,582,488
  End of period                                    $ 90,696,967   $ 84,477,454


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting policies which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the six months ended March 31, 1998, the fee as adjusted, amounted to 1.74% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                  ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$1,215 during the six months ended March 31, 1998.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1998 amounted to $149,669, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $53,084,466 and $56,486,404, respectively, for the six months ended March 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 1998.

At March 31, 1998, the cost of investments for federal income tax purposes was $54,887,743. Accordingly, gross unrealized appreciation of investments was $38,097,857 and gross unrealized depreciation of investments was $678,872 resulting in net unrealized appreciation of $37,418,985.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.


12


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Transactions in options written for the six months ended March 31, 1998 were as follows:

                                                    NUMBER         PREMIUMS
                                                 OF CONTRACTS      RECEIVED
                                                 ------------    -------------
Options outstanding at beginning of year               350       $   1,191,160
Options written                                      7,365          13,888,785
Options terminated in closing
  purchase transactions                             (7,435)        (14,305,811)
Options expired                                        (75)           (279,391)
Options outstanding at March 31, 1998                  205       $     494,743


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.25% to the prospective brokers on the market value of the short sales.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,505,000 shares outstanding at March 31, 1998, the Investment Adviser owned 5,000 shares. During the six months ended March 31, 1998 and the year ended September 30, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.


13


FINANCIAL HIGHLIGHTS                         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                         SIX MONTHS ENDED    YEAR ENDED SEPTEMBER 30,   NOV. 4, 1994(A)
                                          MARCH 31, 1998     ------------------------    TO SEPT. 30,
                                            (UNAUDITED)          1997         1996           1995
                                            -----------      -----------  -----------    -----------
Net asset value, beginning of period          $33.72           $22.19       $23.78         $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.33)            (.58)        (.48)          (.09)
Net realized and unrealized gain on
  investment transactions                       6.09            14.40         1.86           5.65
Net increase in net asset value
  from operations                               5.76            13.82         1.38           5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains          (3.27)           (2.29)       (2.97)         (1.48)
Net asset value, end of period                $36.21           $33.72       $22.19         $23.78
Market value, end of period                   $36.75          $31.188       $19.00         $19.50

TOTAL RETURN
Total investment return based on: (c)
  Market value                                 30.55%           79.27%       13.26%          5.46%
  Net asset value                              19.01%           65.66%        8.10%         28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $90,697          $84,477      $55,582        $59,561
Ratio of expenses to average net assets         2.58%(d)         2.48%        2.87%          2.00%(d)
Ratio of expenses to average net assets
  excluding interest expense                    2.50%(d)(e)      2.43%(e)     2.62%(e)       2.00%(d)
Ratio of net investment loss to average
  net assets                                   (2.05)%(d)       (2.07)%      (2.11)%         (.48)%(d)
Portfolio turnover rate                           66%             105%         199%           140%
Average commission rate paid (f)              $.0447           $.0504       $.0616             --


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Net of interest expense of .08%, .05% and .25%, respectively, on short sales (see Note C).

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


14


ADDITIONAL INFORMATION                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Alliance All-Market Advantage Fund was held on January 8, 1998. The description of each proposal and number of shares are as follows:

                                                                             SHARES                  SHARES VOTED
                                                                            VOTED FOR              WITHOUT AUTHORITY
                                                                          -------------            -----------------
1. To elect directors:  Class One Directors
                        (term expires 2001)
                        David H. Dievler                                    1,761,343                   13,747
                        Clifford L. Michel                                  1,762,913                   12,177
                        Donald J. Robinson                                  1,762,913                   12,177


                                                         SHARES           SHARES VOTED              SHARES VOTED
                                                        VOTED FOR            AGAINST                   ABSTAIN
                                                      -------------       -------------            ---------------
2. To ratify the selection of Price Waterhouse LLP
   as the Fund's independent auditors for the Fund's
   fiscal year ending September 30, 1998:               1,742,652               6,960                   25,478


15


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16


ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMASR